UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): August 3, 2021

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On August 3, 2021, Diamond Offshore Drilling, Inc. (the “Company”) announced that its board of directors (“Board”) has appointed an independent committee, supported by management, to explore strategic alternatives to maximize shareholder value. These alternatives may include, among other things, continuing as a standalone public company, pursuing asset acquisitions or entering into a business combination with a strategic partner. In connection with the review, Goldman Sachs & Co. LLC has been retained as financial advisor and Milbank LLP has been retained as legal advisor.

“Given the unique challenges facing our industry and the benefits of scale in serving our global client base, the board of directors has determined that it is prudent to undertake a review of alternatives to identify the best path to maximizing shareholder value,” said Neal Goldman, Chairman of the Board. “As the committee conducts its review, management remains focused on safely delivering results for our customers, driving operational excellence and achieving profitable growth.”

The Company has not set a formal timetable for this exploration, nor has it made any decisions related to strategic alternatives at this time. There is no assurance that the process will result in a transaction or any other specific outcome. The Company does not expect to make additional public comment regarding these matters until the Board approves a specific action or otherwise concludes the process.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Statements in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements include, but are not limited to, statements concerning potential future actions of the Company, results of and potential future events relating to the strategic alternatives review and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. These risk factors include, among others, risks associated with worldwide demand for drilling services, depressed levels of activity in the oil and gas industry, renewing or replacing expired or terminated contracts, contract cancellations and terminations, maintenance and realization of backlog, competition and industry fleet capacity, litigation and disputes, operating risks and various other factors, many of which are beyond the Company’s control. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2021	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland
David L. Roland Senior Vice President, General Counsel and Secretary